EXHIBIT 99.1

Name and Address of Reporting Person:               Amazing Savings Holding LLC
                                                    20 Industry Drive, PO Box 25
                                                    Mountainville, NY 10953

Issuer Name and Ticker or Trading Symbol:           Odd Job Stores, Inc.
                                                        (ODDJ)

Relationship of Joint Filer to Issuer:              10% Owner

Date of Earliest Transaction Required:              November 14, 2003
to be Reported (Month/Day/Year)


Explanation of Response:
-----------------------

(A) This Form 4 is filed by Amazing Savings Holding LLC ("Amazing Savings"), Ascend Retail Investment LLC ("ARI") and Moshael Straus ("Straus") (each, a "Reporting Person").

(B)

                                           Amount of
                                          Securities
                                         Beneficially
                                             Owned                         Ownership
                                           Following                         Form:
                                            Reported                     Direct (D) or             Nature of Indirect
      Reporting Person                   Transaction(s)                   Indirect (I)            Beneficial Ownership
      ----------------                   --------------                   ------------            --------------------
Amazing Savings Holding LLC                10,051,471                         D
Ascend Retail Investment LLC               10,051,471                         I                           (2)
Moshael Straus                             10,051,471                         I                           (3)



(1) On November 14, 2003, the Merger Agreement by and among Amazing Savings, OJSAC, Inc. and Odd Job Stores, Inc. and the Asset Purchase Agreement between Amazing Savings and Odd Job Stores, Inc. closed and the Reporting Person received, in exchange for the sale of substantially all of the business and operations of Amazing Savings, a net of 1,866,667 shares, representing the receipt of 10,051,471 shares less the cancellation 8,184,804 shares which it had already beneficially owned.

(2) Includes shares owned by Amazing Savings. ARI is the sole managing member of Amazing Savings.

(3) Includes shares owned by Amazing Savings. ARI is the sole managing member of Amazing Savings and Straus is the sole managing member of ARI.

Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION




NAME:                Amazing Savings Holding LLC

                     ADDRESS:  Amazing Savings Holding LLC
                               20 Industry Drive, PO Box 25
                               Mountainville, NY 10953

DESIGNATED FILER:  Amazing Savings Holding LLC

ISSUER AND TICKER SYMBOL:  Odd Job Stores, Inc. (ODDJ)

DATE OF EARLIEST TRANSACTION REQUIRED:  November 14, 2003
TO BE REPORTED (MONTH/DAY/YEAR)

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   10% owner



SIGNATURE:        Amazing Savings Holding LLC



                  By: Ascend Retail Investment LLC, Managing Member of Amazing Savings Holding LLC

                  By:  Moshael Straus
                     -----------------------------
                      Name:  Moshael Straus
                      Title: Managing Member

Dated: November 14, 2003

                             JOINT FILER INFORMATION




NAME:                Ascend Retail Investment LLC

                     ADDRESS:  c/o Straus Capital Group, LLC
                               411 Hackensack Avenue, 7th Floor
                               Hackensack, NJ 07601

DESIGNATED FILER:  Amazing Savings Holding LLC

ISSUER AND TICKER SYMBOL:  Odd Job Stores, Inc. (ODDJ)

DATE OF EARLIEST TRANSACTION REQUIRED:  November 14, 2003
TO BE REPORTED (MONTH/DAY/YEAR)

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   10% owner



SIGNATURE:        Ascend Retail Investment LLC


                     By: /s/ Moshael Straus
                        ----------------------------
                        Name:  Moshael Straus
                        Title: Managing Member

Dated: November 14, 2003

                             JOINT FILER INFORMATION




NAME:                Moshael Straus

                     ADDRESS:  c/o Straus Capital Group, LLC
                               411 Hackensack Avenue, 7th Floor
                               Hackensack, NJ 07601

DESIGNATED FILER:  Amazing Savings Holding LLC

ISSUER AND TICKER SYMBOL:  Odd Job Stores, Inc. (ODDJ)

DATE OF EARLIEST TRANSACTION REQUIRED:  November 14, 2003
TO BE REPORTED (MONTH/DAY/YEAR)

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner



SIGNATURE:         /s/ Moshael Straus
                   ------------------------------
                   Moshael Straus


Dated: November 14, 2003